United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 14, 2022

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8000

AGBA ACQUISITION LIMITED

Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Business Combination

On November 14, 2022, AGBA Acquisition Limited (“AGBA”), a British Virgin Islands’ corporation, consummated a series of transactions (the “Closing”) contemplated by the previously announced business combination agreement, dated as of November 3, 2021 (as amended on November 18, 2021, January 4, 2022, May 4, 2022, and October 21, 2022) (the “Business Combination Agreement”) by and among AGBA, AGBA Merger Sub I Limited, AGBA Merger Sub II Limited, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and TAG Holdings Limited (“TAG”) (the “Business Combination”), as a result of the receipt of approval by the shareholders of AGBA at the special meeting of the shareholders of AGBA held on November 10, 2022 (the “Special Meeting”).

Upon the Closing: (i) AGBA became, through an acquisition merger, the 100% owner of the issued and outstanding securities of each of TAG International Limited and TAG Asia Capital Holdings Limited, in exchange for 55,500,000 ordinary shares of AGBA, par value US$0.001 per share (the “Aggregate Stock Consideration”) to TAG (subject to certain indemnity holdback provisions in the Business Combination Agreement). This resulted in AGBA acquiring TAG International Limited, TAG Asia Capital Holdings Limited, and their collective subsidiaries (the “TAG Business”); (ii) the governing documents of AGBA were amended and restated, becoming the Fifth Amended and Restated Memorandum and Articles of Association as described in the Proxy Statement (defined below); (iii) the number of AGBA’s authorized ordinary shares was increased from 100 million to 200 million, and (iv) AGBA’s name changed to “AGBA Group Holding Limited” which we also refer to, post-Business Combination, as the “Company.”

Defined Terms

Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022, by AGBA.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, AGBA, TAG, and TAG’s corresponding subsidiaries entered into a Forward Share Purchase Agreement (the “Forward Share Purchase Agreement”) with Meteora Special Opportunity Fund I, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Capital Partners, LP (collectively, “Meteora”) on November 9, 2022. In connection with the Forward Share Purchase Agreement, the Company entered into an escrow agreement by and between AGBA and Meteora for the amount of approximately US$17,000 in escrow agent fees and charges to secure AGBA’s purchase obligations to Meteora.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” is incorporated into this Item 2.01 by reference.

As of November 14, 2022, holders of an aggregate of 2,025,719 AGBA Shares exercised their right to redeem their AGBA Shares, after giving effect to any redemption reversals requested by stockholders to reverse their election to have their AGBA Shares redeemed.

Upon completion of the Business Combination, each of AGBA’s issued and outstanding convertible notes and related party balances to its sponsor, AGBA Holding Limited, automatically converted into 792,334 AGBA Shares.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as AGBA was immediately before the Business Combination, the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to AGBA, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook, and prospects of Company. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might”, “ongoing,” “outlook,” “plan,” “possible”, “potential,” “predict,” “project,” “should”, “strive”, “would”, “will,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of the Company and its management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding or raise capital for its operations and future growth, in particular to fund capital expenditures, acquisitions and other general corporate activities;

●	estimated future capital expenditures needed to preserve the Company’s capital base;

●	economic downturns and the possibility of rapid change in the industry in which the Company operates;

●	assumptions regarding interest rates and inflation;

●	product liability or regulatory lawsuits or proceedings relating to the Company’s products and services;

●	inability to secure or protect its intellectual property;

●	dispute or deterioration of the relationship with the Company’s major partners and collaborators;

●	the outcome of any legal proceedings that may be instituted against the Company following completion of the Business Combination and transactions contemplated thereby;

●	the ability to maintain the listing of its ordinary shares on the Nasdaq Capital Market (“Nasdaq”);

●	the risk that the Business Combination disrupts current plans and operations;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to grow and manage growth profitably;

●	costs related to the Business Combination;

●	the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows after the Business Combination; and

●	other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The Company’s business operations after the Business Combination are described in the Proxy Statement under the heading “Information About the TAG Business,” which is incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Proxy Statement under the headings “Risk Factors - Risk Factors Relating to the TAG Business’ Hong Kong Operations and Proximity to the PRC,” “Risk Factors Relating to the TAG Business,” “Risk Factors Relating to AGBA’s Business,” and “Risk Factors Relating to the Business Combination,” which are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the TAG Business. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “OnePlatform Holdings Limited and TAG Asia Capital Limited Summary Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Statements,” “Notes to Unaudited Pro Forma Condensed Combined Financial Information,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business” which are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business” in the Proxy Statement is incorporated herein by reference.

PROPERTIES

The facilities of the Company are described in the Proxy Statement in the sections titled “Information about the TAG Business — Property” and “Risk Factors – Risk Factors Relating to the TAG Business – Substantially all of the TAG Business’s operations are housed in one location. If the facilities are damaged or rendered inoperable by natural or man-made disasters, the TAG Business’s business may be negatively impacted” each of which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of ordinary shares immediately following the consummation of the Business Combination on November 14, 2022 by:

●	each person who is known by the Company to be the beneficial owner of more than five percent of its issued and outstanding ordinary shares;

●	each of the Company’s Named Executive Officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities and generally includes shares issuable pursuant to options and warrants that are currently exercisable or exercisable within 60 days. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Ordinary shares issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Subject to the paragraph above, the percentage ownership of issued shares is based on 60,041,986 shares of the Company’s ordinary shares issued and outstanding immediately following the consummation of the Business Combination on November 14, 2022. The business address for each of the following entities or individuals is AGBA Tower, 68 Johnston Road Wan Chai, Hong Kong SAR.

Name and Address of Beneficial Owner	Number of Shares	%
Five Percent Holders of AGBA and the Post-Combination Company
TAG(1)	55,000,000	92.4%

Directors and Named Executive Officers of the Company
Ng Wing Fai	—	—
Wong Suet Fai, Almond	—	—
Brian Chan	18,000	*
Thomas Ng	18,000	*
Felix Wong	—	—
All Directors and Named Executive Officers of the Company as a group (5 individuals)	36,000	*

*	Less than 1%.

(1)	As previously disclosed in the Proxy Statement, TAG has undertaken not to make any such distribution to its ultimate beneficial shareholders. Nothing in this undertaking, however, shall prevent TAG, subject to compliance with applicable law, from pledging or encumbering the Aggregate Stock Consideration (including certain holdback shares) or selling or otherwise disposing of any or all of the Aggregate Stock Consideration (including certain holdback shares) to any other person or persons for value consideration.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Proxy Statement under the heading “Directors, Executive Officers, and Corporate Governance – Directors and Executive Officers after the Business Combination” is incorporated herein by reference.

Upon the consummation of the transactions contemplated by the Business Combination Agreement and documents related thereto, and in accordance with the terms of the Business Combination Agreement, each of Mr. Jeroen Nieuwkoop, Mr. Shu Pei Huang, Desmond, and Mr. Richard Kong were appointed as executive officers of the Company as Chief Strategy Officer, Acting Group Chief Financial Officer (Principal Financial Officer), and Deputy Chief Financial Officer/Company Secretary, respectively.

Mr. Jeroen Nieuwkoop currently serves as the Chief Strategy Officer of the Company as well as the Group Chief Strategy Officer for the Legacy Group, a position he has occupied since May 2021. Mr. Nieuwkoop previously worked at Fubon Financial and Primus Pacific Partners and has over 20 years’ experience in private equity, funds set-up, investments and divestments, mergers and acquisitions, as well as general corporate finance across the financial services industry in Asia. Mr. Nieuwkoop started his career as an investment banker in the Financial Institutions Group at Salomon Smith Barney (now known as Citigroup) in New York.

On November 1, 2022, Mr. Nieuwkoop entered into a Letter of Appointment and Transfer, effective from November 1, 2022, pursuant to which Mr. Nieuwkoop’s employment was transferred from AGBA Management Company Limited to AGBA Group Limited (formerly known as Tandem Money Hong Kong Limited). His employment agreement provides for an annual basic salary in 12 monthly installments and a discretionary annual performance bonus to be determined by the management of AGBA Group Limited. Mr. Nieuwkoop is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time for similarly situated employees. Mr. Nieuwkoop’s employment agreement subjects him to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of AGBA Group Limited or its associated companies with whom Mr. Nieuwkoop has had service or dealings while employed by AGBA Group Limited; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants, or employees of AGBA Group Limited or its associated companies to terminate his or her employment with AGBA Group Limited or its associated companies; and (iii) perpetual confidentiality.

Mr. Shu Pei Huang, Desmond, currently serves as the Acting Group Chief Financial Officer (Principal Financial Officer) of the Company as well as the Director of Corporate Development as well as the Acting Group Chief Financial Officer of the Legacy Group, having served in these roles since September 2015 and April 2021, respectively. Mr. Shu also presently serves as a director of both B2B and Fintech. He was also a director of OnePlatform Holdings Limited prior to the OnePlatform Holdings Limited merger. Before joining the Legacy Group, Mr. Shu was the Vice President of Primus Holdings (H.K.) Ltd, an Asia investment holding company with a focus on the financial services industry. Prior to that, he was the corporate development manager of DRB-HICOM Berhad, one of the largest diverse conglomerates in Malaysia with business across banking, insurance, automobile, and services. Mr. Shu has over 20 years of experience in the investment banking and financial services industry and has gained all-round experience through working with MIMB Investment Bank, SIBB Investment Bank, and KPMG Corporate Services.

On November 1, 2022, Mr. Shu entered into a Letter of Appointment and Transfer, effective from November 1, 2022, pursuant to which Mr. Shu’s employment was transferred from AGBA Management Company Limited to AGBA Group Limited (formerly known as Tandem Money Hong Kong Limited). His employment agreement provides for an annual basic salary in 12 monthly installments and a discretionary annual performance bonus to be determined by the management of AGBA Group Limited. Mr. Shu is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time for similarly situated employees. Mr. Shu’s employment agreement subjects him to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of AGBA Group Limited or its associated companies with whom Mr. Shu has had service or dealings while employed by AGBA Group Limited; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants, or employees of AGBA Group Limited or its associated companies to terminate his or her employment with AGBA Group Limited or its associated companies; and (iii) perpetual confidentiality.

Mr. Richard Kong is the Company’s Deputy Chief Financial Officer and Company Secretary. Mr. Kong has over 25 years of experience in the finance and accounting fields. Prior to joining AGBA, he was the Chief Financial Officer and Company Secretary of a company listed in Hong Kong for over 14 years where he gained extensive experience in corporate exercises, corporate governance, and compliance-related matters. Previously, he was a manager at Ernst & Young Hong Kong. Mr. Kong holds a BBA in Accounting degree from Hong Kong Baptist University and MBA from University of South Australia. He is also a fellow member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.

On March 28, 2022, Mr. Kong entered into a Letter of Appointment and Transfer, effective from April 1, 2022, pursuant to which Mr. Kong’s employment was transferred from TAG Financial Holdings Limited to AGBA Management Company Limited. His employment agreement provides for an annual basic salary in 12 monthly installments and a discretionary annual performance bonus to be determined by the management of AGBA Management Company Limited. Mr. Kong is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time for similarly situated employees. Mr. Kong’s employment agreement subjects him to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of AGBA Management Company Limited or its associated companies with whom Mr. Kong has had service or dealings while employed by AGBA Management Company Limited; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants, or employees of AGBA Management Company Limited or its associated companies to terminate his or her employment with AGBA Management Company Limited or its associated companies; and (iii) perpetual confidentiality.

EXECUTIVE COMPENSATION

The disclosure contained in the Proxy Statement under the heading “Executive Compensation” is incorporated herein by reference. The information incorporated herein by reference is qualified in its entirety by reference to the employment agreements included as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, which are incorporated herein by reference.

At the Special Meeting, the shareholders of AGBA adopted and approved the “Share Award Scheme Proposal” (the “Share Award Scheme”), which became effective for the Company upon the Closing. The material features of the Share Award Scheme are described in the Proxy Statement under the headings “Proposal No. 5 - The Share Award Scheme Proposal,” which is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Share Award Scheme, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of the TAG Business are described in the Proxy Statement under the heading “Certain Transactions and Related Party Transactions – Certain Transactions of the TAG Business,” which section is incorporated herein by reference. The certain relationships and related party transactions of AGBA are described in the Proxy Statement under the heading “Certain Transactions and Related Party Transactions – Certain Transactions of AGBA,” which section is incorporated herein by reference.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Information About the TAG Business - Legal Proceedings,” which section is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

The Company’s ordinary shares began trading on Nasdaq under the symbol “AGBA” and its warrants began trading on Nasdaq under the symbol “AGBAW” on November 15, 2022. The Company has not paid any cash dividends on its ordinary shares to date. It is the present intention of the Company’s board of directors (the “Board) to retain future earnings for the development, operation, and expansion of its business, and the Board does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition. Prior to November 15, 2022, AGBA’s units, ordinary shares, rights, and warrants were traded on Nasdaq under the symbols “AGBAU,” “AGBA,” “AGBAR,” and “AGBAW,” respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of shares of AGBA Shares in connection with the Business Combination.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

A description of the Company’s ordinary shares is included in the Proxy Statement under the headings “Description of AGBA’s and AGBA Group Holding Limited’s Securities – Description of AGBA Group Holding Limited’s Securities – AGBA Group Holding Limited Ordinary Shares” and “Proposal No. 2 – The Amendment Proposal,” each section being incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Information about the indemnification of the Company’s directors and executive officers is set forth in the Proxy Statement in the sections entitled “Certain Transactions and Related Party Transactions – Certain Transactions of the TAG Business - Indemnification” and “Description of AGBA’s and AGBA Group Holding Limited’s Securities – Description of AGBA Group Holding Limited’s Securities – Limitations on Liability and Indemnification of Officers and Directors,” and that information is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The AGBA Shares issued pursuant to the Business Combination Agreement were not registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of AGBA approved the Fifth Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) at the Special Meeting. In connection with the Closing, the Company adopted the Amended and Restated Memorandum and Articles of Association, effective as of the Closing. Reference is made to the disclosure described in the Proxy Statement in the section titled “Proposal No. 2 - the Amendment Proposal”, which is incorporated herein by reference.

The full text of the Amended and Restated Memorandum and Articles of Association, which is included as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1 – The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the “Introductory Note” and the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 60,041,986 AGBA Shares issued and outstanding. As of such time, our executive officers and directors and affiliates held or controlled less than 1% of our outstanding shares of ordinary shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Proxy Statement under the heading “Directors, Executive Officers, and Corporate Governance — Directors and Executive Officers after the Business Combination,” is incorporated by reference herein.

As of Closing, Mr. Shu Pei Huang, Desmond now serves as the Acting Group Chief Financial Officer (Principal Financial Officer) of the Company.

There are no family relationships between Mr. Shu and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Shu that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Shu and any other persons pursuant to which he was selected as the Acting Group Chief Financial Officer (Principal Financial Officer) of the Company.

In connection with the Closing of the Business Combination, the Company adopted the Share Award Scheme, the material features of which are described in the Proxy Statement under the heading “Proposal No. 5 – The Share Award Scheme Proposal,” and such description is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board adopted a Code of Ethics and Conduct applicable to its directors, executive officers, employees, and designated agents and representatives that complies with the rules and regulations of Nasdaq and the SEC. The Code of Ethics and Conduct is available on the Company’s website at “https://www.agba.com/media/2022/11/AGBA-Group-Code-of-Ethics-and-Conduct.pdf” under the “Investors – Leadership and Governance” tab of AGBA’s website – AGBA.com. In addition, a copy of the Code of Ethics and Conduct will be provided without charge upon request to the Company in writing to the Company’s Head of Legal and Compliance at anthony.chung@agba.com / +852 3601 8314.

Any waivers under the Code of Ethics and Conduct will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which the Company’s securities are then listed).

Item 5.06. Change in Shell Company Status.

As a result of the consummation of the Business Combination, AGBA ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement under the heading “Proposal No. 1 – The Business Combination Proposal” and “Proposal No. 2 – The Amendment Proposal,” which is incorporated herein by reference.

Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 14, 2022, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and their subsidiaries’ financial statements for the years ended December 31, 2021 and 2020, the six months ended June 30, 2022 and 2021, and the related notes are incorporated by reference to such financial statements appearing on pages F-52 to F-122 of the Proxy Statement.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of OnePlatform Holdings Limited and TAG Asia Capital Holdings Limited as of June 30, 2022 are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated November 3, 2021, by and among AGBA Acquisition Limited, AGBA Merger Sub I Limited, AGBA Merger Sub II Limited, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and TAG Holdings Limited (the “Business Combination Agreement”)
2.2	Amendment No. 1 to the Business Combination Agreement, dated November 18, 2021
2.3	Amendment No. 2 to the Business Combination Agreement, dated January 4, 2022
2.4	Amendment No. 3 to the Business Combination Agreement, dated May 4, 2022
2.5	Business Combination Agreement Waiver and Amendment, dated October 21, 2022
3.1	Fifth Amended and Restated Memorandum and Articles of Association
4.1	Form of Ordinary Share certificate
4.2	Form of Warrant
10.2	Share Award Scheme
10.3	Letter of Appointment and Transfer (Ng Wing Fai)
10.4	Letter of Appointment and Transfer (Wong Suet Fai Almond)
21.1	Subsidiaries of the Registrant
99.1	Press Release (Closing), dated November 14, 2022
99.2	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

	By:	/s/ Ng Wing Fai
		Name:	Ng Wing Fai
		Title:	Chairman and Executive Director

Dated: November 18, 2022